UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

October 14, 2004 (October 13, 2004)

ALBEMARLE CORPORATION

(Exact name of registrant as specified in its charter)

Virginia	1-12658	54-1692118
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

330 South Fourth Street, Richmond, Virginia	23219
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code

(804) 788-6000

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 — Other Events

Item 8.01. Other Events.

On October 13, 2004, Albemarle Corporation (the “Company”) issued a press release announcing, among other things, that it had filed a Registration Statement on Form S-3 (the “Registration Statement”) with the Securities and Exchange Commission to register an aggregate amount of $700 million of the Company’s securities to be issued and sold from time to time in one or more offerings. The Registration Statement also covers 1.6 million shares of the Company’s common stock being registered by a member of the family of Floyd D. Gottwald, Jr. and by certain affiliates of the family for resale from time to time in one or more offerings.

The press release issued on October 13, 2004 by the Company is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Section 9 — Financial Statements and Exhibits

Item 9.01. Financial Statement and Exhibits.

(c)	Exhibits.

99.1	Press release, dated October 13, 2004, issued by the Company.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 14, 2004

ALBEMARLE CORPORATION

By:	Luther C. Kissam, IV
Luther C. Kissam, IV
Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Exhibit
99.1	Press release, dated October 13, 2004, issued by the Company.

4